UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2025, Resideo Technologies, Inc. (the “Company”) appointed Jeffrey Kutz as the Company’s Senior Vice President, Chief Accounting Officer effective July 21, 2025. Previously, Michael Carlet, the Company’s Chief Financial Officer, was serving as the Company’s principal accounting officer.

Mr. Kutz, age 65, most recently served as Vice President, Chief Accounting Officer at Quaker Chemical Corporation, a global industrial process fluids company, since January 2024. Prior to Quaker, he served in financial positions of increasing responsibility at Air Products and Chemicals, Inc., an industrial gas and chemical company, from 2015 to December 2023, including most recently as Vice President, Corporate Controller & Principal Accounting Officer since May 2022. Mr. Kutz is a Certified Public Accountant and has a Bachelor of Science in Accounting and Bachelor of Arts in Economics.

Pursuant to his offer letter agreement, Mr. Kutz will receive an initial annual base salary of $425,000, a target annual incentive award equal to 50% of his base salary and, beginning with his equity awards for fiscal 2026, annual equity awards with a target grant date value of $425,000. Mr. Kutz will also receive an initial sign-on restricted stock unit award valued at $650,000 that vests as to one-third of the shares on the first, second and third anniversaries of the grant date, and a cash sign-on bonus of $120,000 that is subject to repayment if Mr. Kutz resigns before the second anniversary of commencing employment. Mr. Kutz will also be entitled to participate in the Company’s Severance Pay Plan for Designated Officers, provided that if he is involuntarily terminated without cause other than in connection with a change in control prior to the second anniversary of commencing employment he will be eligible for enhanced severance consisting of twenty-four months of base salary continuation, two times his target annual incentive award (payable over the salary continuation period) and accelerated vesting of all unvested equity awards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2025	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel and Corporate Secretary